FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS - Realized and Unrealized Gains and Losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Adjustments to the Carrying Value of Equity Securities Without Readily Determinable Fair Values
Upward adjustments (gross unrealized pre-tax gains)	$ 0	$ 1,901
Downward adjustments including impairments (gross unrealized pre-tax losses)	(29,245)	(34,218)
Total	(29,245)	(32,317)
Equity Securities without Readily Determinable Fair Values, Realized and Unrealized Gains (Losses)
Realized pre-tax gains, net, for equity securities sold	11,247	8,943	$ 89
Unrealized pre-tax losses, net, on equity securities held	(29,245)	(32,317)	(20,236)
Total pre-tax losses, net recognized	$ (17,998)	$ (23,374)	$ (20,147)